                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934

                       Date of Report: February 3, 1998

                               XTRA Corporation
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

Delaware                            1-7654                          06-0954158
--------------------------------------------------------------------------------
State of incorporation              (Commission                   (IRS Employer
of organization                     File Number)             Identification No.)

60 State Street, Boston, MA                                                02109
--------------------------------------------------------------------------------
(Address of principal executive offices)                                Zip Code


Registrant's telephone number including area code:  (617) 367-5000
--------------------------------------------------------------------------------


                                      N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5 - Other Events:
----------------------


On January 29, 1998, XTRA Corporation issued a press release disclosing certain financial information for the first fiscal quarter ended December 31, 1997, which financial information is contained herein on pages 3-5.

                       XTRA CORPORATION AND SUBSIDIARIES
                        CONSOLIDATED INCOME STATEMENTS
           (Millions of dollars except per share and share amounts)

                                                            Three Months
                                                               Ended
                                                            December 31,
                                                            (Unaudited)
                                                          1997       1996
                                                         ------     ------
Revenues                                                 $  121     $  111

Operating expenses
  Depreciation on rental equipment                           38         36
  Rental equipment operating expense                         27         26
  Selling and administrative expense                         11         11
                                                         ------     ------
                                                             76         73
                                                         ------     ------

    Operating income                                         45         38

Interest expense                                             15         16
                                                         ------     ------

    Income before provision for income taxes                 30         22

Provision for income taxes                                   12          9
                                                         ------     ------

    Net income                                           $   18     $   13
                                                         ======     ======

Basic earnings per share                                 $ 1.18     $ 0.85
Weighted average basic shares outstanding
 (in millions)                                             15.3       15.3

Diluted earnings per share                               $ 1.17     $ 0.85
Weighted average diluted shares outstanding
 (in millions)                                             15.4       15.3

                       XTRA CORPORATION AND SUBSIDIARIES
                     CONDENSED CONSOLIDATED BALANCE SHEETS
                             (Millions of dollars)

                                                  December 31,     September 30,
                                                     1997              1997
                                                  (Unaudited)     -------------
                                                  ------------
Assets

  Property and Equipment, net                       $  1,422         $  1,454

  Receivables, net                                       112              108

  Other Assets                                            20               23
                                                  ------------     -------------

    Total Assets                                    $  1,554         $  1,585
                                                  ============     =============

Liabilities and Stockholders' Equity

Liabilities

  Debt                                              $    853         $    892

  Deferred Income Taxes                                  261              252

  Other Liabilities                                       68               81

Stockholders' Equity                                     372              360
                                                  ------------     -------------

    Total Liabilities & Stockholders' Equity        $  1,554         $  1,585
                                                  ============     =============

Net Debt Outstanding                                $    849         $    888
                                                  ============     =============

                       XTRA CORPORATION AND SUBSIDIARIES
                CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (Millions of dollars)
                                  (unaudited)

                                                            Three Months
                                                               Ended
                                                            December 31,
                                                          1997       1996
                                                         ------     ------
Cash Provided from Operations                            $  61      $  51


Cash Used for Investment Activities                        (19)       (20)


Cash Used for Financing Activities                          (3)       (16)
                                                         ------     ------


(Increase)/Decrease in Net Debt Outstanding
 (Debt-Cash)                                             $  39      $  15
                                                         ======     ======

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                             XTRA CORPORATION
                                       -----------------------------------
                                               (Registrant)



Date:       February 3, 1998                 /s/ Michael J. Soja
      -----------------------------    -----------------------------------
                                                 Michael J. Soja
                                                 Vice President and
                                                 Chief Financial Officer